                                                                   Exhibit 15(c)

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, her true and lawful attorneys-in-fact and agents in her name, place and stead to execute for and on her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 1st day of January, 2006.

Signature                                              Title                                Date
------------------                                     -------                              -----------------
/s/  Linda S. Wolf                                     Trustee                              December 29, 2005
------------------
Linda S. Wolf

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                                          Title                            Date
---------------------                              -------                          -----------------
/s/  Jerome S. Contro                              Trustee                          December 29, 2005
---------------------
Jerome S. Contro

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                                          Title                            Date
---------------------                              -------                          -----------------
/s/ Dennis B. Mullen                               Trustee                          December 29, 2005
---------------------
Dennis B. Mullen

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                                          Title                            Date
------------------------                           -------                          -----------------
/s/  William F. McCalpin                           Trustee                          December 29, 2005
------------------------
William F. McCalpin

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                            Title                     Date
---------                            -----                     ----
/s/  John W. McCarter, Jr.          Trustee                    December 29, 2005
---------------------------
John W. McCarter, Jr.

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                            Title                     Date
---------                            -----                     ----
/s/  James T. Rothe                  Trustee                   December 29, 2005
--------------------
James T. Rothe

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                            Title                     Date
---------                            -----                     ----
/s/  William D. Stewart              Trustee                   December 29, 2005
-----------------------------
William D. Stewart

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                            Title                     Date
---------                            -----                     ----
/s/  Martin H. Waldinger             Trustee                   December 29, 2005
------------------------
Martin H. Waldinger

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelley A. Howes, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of January, 2006.

Signature                            Title                     Date
---------                            -----                     ----
/s/  Thomas H. Bailey                Trustee                   December 29, 2005
---------------------------
Thomas H. Bailey